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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                  May 26, 1998
                                  ------------
                Date of Report (Date of earliest event reported)


                           FACTORY CARD OUTLET CORP.
                           -------------------------
            (Exact name of registrant as specified in its charter )

                  Delaware            21859          36-3652087
         --------------------------------------------------------------
             (State or other    (Commission     (IRS Employer
             jurisdiction of    File Number)   Identification No.)
             incorporation

                 2727 DIEHL ROAD, NAPERVILLE, ILLINOIS    60563
               --------------------------------------------------
             (address of principal executive offices)    (Zip Code)


                                 (630) 579-2000
                                 --------------
                        (Registrant's telephone number)


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ITEM 5. OTHER EVENTS.

     On May 26, 1998, Factory Card Outlet Corp. (the "Registrant") announced that Stewart M. Kasen, Chairman, has been named President and Chief Executive Officer of the Registrant. The Registrant also reported its first quarter results.

     A copy of the Registrant's press release, dated May 26, 1998, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

EXHIBIT NO. DESCRIPTION

99.1      Press Release of Factory Card Outlet Corp. issued May 26, 1998.

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                                  SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    FACTORY CARD OUTLET CORP.

                                                    /s/ Stewart M. Kasen
                                                    --------------------------
                                                    Stewart M. Kasen
                                                    President



Dated:    May 26, 1998


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                                EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION

99.1           Press Release of Factory Card Outlet Corp. issued May 26, 1998